                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 24, 2005

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

            MARYLAND                1-13136                16-1455126
(State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)        File Number)        Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Checkthe   appropriate  box  below  if  the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Home Properties,  Inc. has previously  reported its agreement to repurchase the  limited  partnership  interests  in  one of its  few  remaining  affordable properties  (Report on Form 10-Q for the period ended  September 30, 2004).  The purchase of the  investors'  interests in the  partnerships  which own the 1,058 unit  apartment  community  known as Green  Meadows,  located in the  Borough of
Baldwin,  Commonwealth  of  Pennsylvania  ("Green  Meadows")  is a step  in Home
Properties'  exit strategy for that  property.  The  repurchase was completed on
January 24,  2005.  An  affiliate of Home  Properties  acquired the  partnership interests of Boston Capital Tax Credit Fund XIV, a Limited  Partnership,  Boston
Capital Tax Credit Fund XV, a Limited Partnership and BCCC, Inc.  (collectively,
"Boston  Capital")  in the  entities  which own  Green  Meadows:  H.P.  Knolls I
Associates,  L.P. and H.P.  Knolls II Associates,  L.P.  (collectively,  "Knolls
Partnerships") and HP-BC Limited Partnership,  the general partner of the Knolls
Partnerships.  Home  Properties  paid Boston Capital  $5,681,030,  pursuant to a
letter  agreement  and  mutual  releases,   which  include  a  release  of  Home
Properties'  guarantee of certain tax credits to Boston Capital.  The payment to
Boston  Capital was  recorded as a liability on the  September  30, 2004 balance sheet as was the expected  loss on  disposition  of property as  described  Home
Properties'  September 30, 2004 10-Q. The letter agreement and release are filed as exhibits to this Current Report on Form 8-K.

     Following the acquisition of Boston  Capital's  interests,  Home Properties and its affiliates own 100% of the interests in the owners of Green Meadows.  As also  disclosed  in the  September  30, 2004 10-Q,  Green  Meadows is  currently experiencing  high vacancy and debt service on the mortgage loan on the property is not being paid. That financing is non-recourse.  Home Properties  anticipates that the mortgage  loan will be foreclosed  on, which will  eliminate all of its ownership  interests  in Green  Meadows  as well as its  management  obligations relating to the property.  In the meantime,  Home Properties does not anticipate any related future cash shortfalls for which it will be responsible.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  c.  Exhibits

                  Exhibit 10.1

                    Mutual  Release,  dated  January  24,  2005,  given  by Home
                    Properties,  L.P.  and  Home  Properties,  Inc.  and  Boston
                    Capital Tax Credit Fund XIV, a Limited  Partnership,  Boston
                    Capital Tax Credit Fund XV, a Limited  Partnership and BCCC,
                    Inc.  relating to certain  obligations  pertaining  to Green
                    Meadows and related Letter Agreement.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:   January 24, 2005       HOME PROPERTIES, INC.
                                (Registrant)

                                By:  /s/ David P. Gardner
                                     David P. Gardner, Executive Vice President
                                     and Chief Financial Officer